Consolidated Statements of Shareholders' Equity (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Shareholders' Equity
Cash Dividends (in dollars per share)	$ 0.38	$ 0.36	$ 0.34
Preferred stock, Rate (as a percent)	5.00%	5.00%	5.00%
Purchase of treasury stock (in shares)	425,655	408,888	708,925